Please remember this information is confidential. First Quarter 2021 April 27, 2021

2 This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning Shutterstock, Inc.’s (the “Company’s”) possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, effects of COVID-19, the effects of competition and guidance for the full year 2021. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve estimates, known and unknown risks, uncertainties and other factors that may or may not prove to be correct, and that are subject to contingencies outside our control and that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date made, and readers are cautioned not to place undue reliance on such statements. You should read our public filings with the Securities and Exchange Commission, including the Risk Factors set forth therein and the documents that we have filed as exhibits to those filings, completely and with the understanding that our actual future results may be materially different from what we currently expect. You should not place undue reliance on any forward- looking statements contained on this site. Except as required by law, we assume no obligation to update these forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. The information contained on this site does not constitute an offer to sell, or the solicitation of an offer to buy, any securities or the solicitation of any vote or approval. Any such offer or solicitation would be made only by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission, after such registration statement becomes effective. Forward-Looking Statements

3 To supplement our consolidated financial statements presented in accordance with the accounting principles generally accepted in the United States, or GAAP, Shutterstock's management considers certain financial measures that are not prepared in accordance with GAAP, collectively referred to as non-GAAP financial measures, including adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted share, revenue growth on a constant currency basis (expressed as a percentage), billings and free cash flow. We define adjusted EBITDA as net income adjusted for depreciation and amortization, non-cash equity-based compensation, foreign currency transaction gains and losses, interest income and expense and income taxes; adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue; adjusted net income as net income adjusted for the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets and the estimated tax impact of such adjustments; adjusted net income per diluted common share as adjusted net income divided by weighted average diluted shares; revenue growth on a constant currency basis (expressed as a percentage) as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for all periods in the comparison; billings as revenue adjusted for the change in deferred revenue during the period; and free cash flow as cash provided by operating activities, adjusted for capital expenditures, content acquisition, and, and with respect to the three months ended March 31, 2020, a payment associated with long-term incentives related to our 2017 acquisition of Flashstock Technology, Inc. ("Flashstock"). These figures have not been calculated in accordance with GAAP, should be considered only in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. We caution investors that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. Shutterstock's management believes that adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted share, revenue growth on a constant currency basis (expressed as a percentage), billings and free cash flow are useful to investors because these measures enable our investors to analyze our operating results on the same basis as that used by management. Additionally, management believes that adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted net income per diluted share provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to Shutterstock's underlying operating performance; and revenue growth on a constant currency basis (expressed as a percentage) provides useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s operating performance. Management also believes that providing these non-GAAP financial measures enhances the comparability for investors in assessing Shutterstock's financial reporting. Shutterstock's management believes that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company’s ongoing business operations and after excluding the impact of nonrecurring payments associated with long-term incentives related to our 2017 acquisition of Flashstock, and provides them with the same measures that management uses as the basis for making resource allocation decisions. Shutterstock's management also uses the non-GAAP financial measures adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted share, revenue growth on a constant currency basis (expressed as a percentage), billings and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to, among other things: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Reconciliations of the differences between adjusted EBITDA, adjusted net income, billings and free cash flow, and the most comparable financial measures calculated and presented in accordance with GAAP, is presented immediately following the "Liquidity and Capital Allocation" slide. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance or a reconciliation of adjusted net income per diluted share guidance to net income per diluted share guidance, because we are unable to calculate with reasonable certainty the impact of potential future transactions, including, but not limited to, capital structure transactions, restructuring, acquisitions, divestitures or other events and asset impairments, without unreasonable effort. These amounts depend on various factors and could have a material impact on net income and net income per diluted share, but may be excluded from adjusted EBITDA and adjusted net income per diluted share. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Non-GAAP Financial Measures

4 Compared to First Quarter 2020: • Revenue increased 14% to $183.3 million. ▪ On a constant currency basis, revenue increased 11%. • Net income increased 584% to $29.5 million. • Adjusted EBITDA increased 156% to $56.4 million. • Net income per diluted share increased by $0.67 to $0.79. • Adjusted net income per diluted share increased by $0.72 to $0.98. • Cash provided by operating activities of $35.8 million in 2021 compared to $6.9 million in 2020. • Free cash flow was $26.8 million in 2021 compared to $6.2 million in 2020. First Quarter 2021 Financial Highlights

5 Compared to First Quarter 2020: • Subscribers increased 46%, to 306,000. • Subscriber revenue increased 20%, to $76.5 million. • Average revenue per customer (LTM) increased 4.0% to $342. • Paid downloads decreased 2% to 45.8 million. • Image library expanded to over 370 million images, up 12%. • Footage library expanded to over 21 million footage clips, up 17%. • More than 1.7 million contributors made their images, footage clips and music tracks available on Shutterstock’s platform, compared to over 1.2 million in the prior year. • More than 2.0 million customers contributed to revenue over the past 12 months, up from over 1.9 million last year. First Quarter 2021 Operating Highlights

6 Liquidity and Capital Allocation Cash Flows: • Cash and cash equivalents decreased $64.6 million during the three months ended March 31, 2021 to $363.9 million. • For the three months ended March 31, 2021: ◦ Operating cash inflows were $35.8 million. ◦ Investing cash outflows were $81.2 million, primarily consisting of $72.2 million cash used in the acquisition of TurboSquid and $8.5 million related to capital expenditures. ◦ Financing cash outflows were $19.4 million, which primarily consisted of $13.0 million paid in settlement of tax withholding obligations related to employee stock-based compensation awards and $7.6 million from our quarterly dividend of $0.21 per share. ◦ Free cash flows were $26.8 million. Quarterly Cash Dividend: • On April 19, 2021, the Board of Directors declared a dividend of $0.21 per share of outstanding common stock, payable on June 17, 2021 to stockholders of record at the close of business on June 3, 2021.

7 Consolidated Quarterly Financial Results (1) Other adjustments, net includes unrealized foreign currency transaction gains and losses and interest income and expense. ($ in thousands) Three Months Ended March 31, 2021 2020 % Change Inc. / (Dec.) Total Revenues $ 183,281 $ 161,285 14 % Cost of revenue 61,832 69,123 (11) % Sales and marketing 41,921 42,660 (2) % Product development 10,731 13,069 (18) % General and administrative 30,679 30,652 — % Total operating expenses 145,163 155,504 (7) % Income from operations 38,118 5,781 559 % Other (expense) / income, net (2,462) 513 (580) % Income before income taxes 35,656 6,294 467 % Provision for Income Taxes 6,142 1,976 211 % Net Income $ 29,514 $ 4,318 584 % Plus: Depreciation & Amortization 10,091 10,519 (4) % Plus: Non-Cash Equity-Based Compensation 8,210 5,760 43 % Plus: Other Adjustments, net (1) 2,462 (513) (580) % Plus: Provision for Income Taxes 6,142 1,976 211 % Adjusted EBITDA $ 56,419 $ 22,060 156 % Adjusted EBITDA Margin 30.8% 13.7%

8 Adjusted Net Income (in thousands, except per share data) Three Months Ended March 31, 2021 2020 Net Income $ 29,514 $ 4,318 Add / (Less): Non-Cash Equity-Based Compensation 8,210 5,760 Acquisition-Related Intangible Amortization 1,099 568 Tax Effect of Adjustments1 (2,187) (1,487) Adjusted Net Income $ 36,636 $ 9,159 Diluted Shares Outstanding 37,249 35,882 Net Income Per Diluted Share $ 0.79 $ 0.12 Adjusted Net Income Per Diluted Share $ 0.98 $ 0.26 1 - Tax effect reflects the estimated impact of the adjustment on the provision for income taxes.

9 Free Cash Flow ($ in thousands) Three Months Ended March 31, 2021 2020 Net Cash From Operations $ 35,828 $ 6,859 Less: Capital Expenditures (8,548) (7,719) Less: Content Acquisitions (489) (723) Add: Payments related to long-term incentives related to acquisitions — 7,759 Free Cash Flow $ 26,791 $ 6,176

10 Revenue by Sales Channel and Billings ($ in thousands) For the three months ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 E-commerce Revenue $ 118,400 $ 111,805 $ 102,816 $ 98,164 $ 99,736 $ 100,902 $ 96,233 $ 96,993 Enterprise Revenue 64,881 69,139 62,411 61,066 61,549 65,469 62,846 64,748 Total Revenue $ 183,281 $ 180,944 $ 165,227 $ 159,230 $ 161,285 $ 166,371 $ 159,079 $ 161,741 Change in Total Deferred Revenue 3,787 5,186 6,428 (654) (3,039) 4,411 380 (237) Total Billings $ 187,068 $ 186,130 $ 171,655 $ 158,576 $ 158,246 $ 170,782 $ 159,459 $ 161,504

Key Operating Metrics

	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Subscribers (in thousands) (1)	306	281	255	223	209	194	184	173
Subscriber revenue (in millions) (2)	$ 76.5	$ 71.1	$ 67.6	$ 62.7	$ 63.9	$ 60.5	$ 60.1	$ 57.9
Average revenue per customer (LTM) (3)	$ 342	$ 333	$ 328	$ 326	$ 329	$ 330	$ 327	$ 325
Paid downloads (in millions) (4)	45.8	45.8	43.4	44.0	46.8	47.7	46.3	46.6
Revenue per download (5)	$ 3.96	$ 3.91	$ 3.79	$ 3.61	$ 3.42	$ 3.44	$ 3.40	$ 3.44
Content in our collection (in millions): (6)								
Images	370	360	350	340	330	314	297	280
Footage clips	21	21	20	19	18	17	16	15

(1) Subscribers is defined as those customers who purchase one or more of our monthly recurring products for a continuous period of at least three months, measured as of the end of the reporting period.
(2) Subscriber revenue is defined as the revenue generated from subscribers during the period.
(3) Average revenue per customer is calculated by dividing total revenue for the last twelve-month period by customers. We define customers as total active, paying customers that contributed to total revenue over the last twelve-month period.
(4) Paid downloads is the number of downloads that our customers make in a given period of our content. Paid downloads exclude custom content and downloads of content that are offered to customers for no charge, including our free image of the week.
(5) Revenue per download is the amount of content-related revenue recognized in a given period divided by the number of paid downloads in that period excluding revenue from custom content and the impact of revenue that is not derived from or associated with content licenses.
(6) Represents approved images (photographs, vectors and illustrations) and footage (in number of clips) in our library on shutterstock.com at the end of the period. This collection metric excludes content that is not uploaded directly to our site but is available for license by our customers through an application program interface, custom content and certain content that may be licensed for editorial use only.

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12 Non-Cash Compensation and Depreciation and Amortization Depreciation and amortization expense is included within the Statements of Operations, as follows: ($ in thousands) Three Months Ended March 31, 2021 2020 Cost of revenue $ 8,312 $ 8,842 General and administrative 1,779 1,677 Total depreciation and amortization $ 10,091 $ 10,519 Non-cash equity-based compensation expense is included within the Statements of Operations, as follows: ($ in thousands) Three Months Ended March 31, 2021 2020 Cost of revenue $ 164 $ 51 Sales and Marketing 467 460 Product development 1,229 1,125 General and administrative 6,350 4,124 Total non-cash compensation $ 8,210 $ 5,760

13 2021 Guidance Previously Announced 2021 Guidance Revenue $720 - $730 million $708 - $722 million YOY Growth vs. 2020 8% to 9.5% 6% to 8% Adjusted EBITDA $171 - $177 million $165 - $171 million Adjusted Net Income per diluted share $2.78 to $2.93 $2.75 to $2.90 The Company's revised expectations for the full year 2021 are as follows: 2021 Guidance

Please remember this information is confidential. © 2021 Shutterstock, Inc. All rights reserved.